                                 AMENDMENT NO. 2
                                       to
           AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER AGREEMENTS

            This Amendment No. 2 to Amended and Restated Credit Agreement and Other Agreements ("Amendment No. 1"), is made as of the 10th day of December, 1996, by and among JOSEPH M. LOBOZZO II, an individual having an office at 690 Portland Avenue, Rochester, New York 14621 (the "Lender" or "Lobozzo"), DELTA COMPUTEC INC., a New York corporation having its principal place of business located at 900 Huyler Street, Teterboro, New Jersey 07608 ("DCI"), and DELTA DATA NET, INC., a New York corporation having its principal place of business located at 900 Huyler Street, Teterboro, New Jersey 07608 ("DDI"). DCI and DDI are referred to collectively as the Borrower.

                               W I T N E S S E T H

      A. WHEREAS, the Borrower and the Lobozzo entered into a certain Amended and Restated Credit Agreement as of October 10, 1996, which was amended by Amendment No. 1 thereto executed on November 18, 1996 (such original agreement, as amended by Amendment No. 1, referred to collectively as the "October 1996 Credit Agreement") ; and

      B. WHEREAS, the Borrower and the Lender desire to amend the October 1996 Credit Agreement to provide for an extension of the October 1996 Credit Agreement with regard to the agreement of Lobozzo to continue to grant Loans based on a revised Borrowing Base (as those terms are defined in the October 1996 Credit Agreement); and

      C. WHEREAS, the Borrower executed and delivered to Lobozzo a certain Amended and Restated Promissory Note dated as of October 10, 1996, in connection with the October 10, 1996 Credit Agreement.

      NOW, THEREFORE, it is agreed as follows:

      1. Incorporation of Recitals. The recitals set forth in the WHEREAS paragraphs of this Amendment No. 2 are intended to be, and are, incorporated into this Amendment No. 2 as a part hereof.

      2. Amendment to October 1996 Credit Agreement. (a) The parties hereto agree that, from and after December 10, 1996, the definition of the term "Maturity Date" set forth in paragraph 1.1 of the October 1996 Credit Agreement be, and it hereby is, amended to read as follows: "Maturity Date" means March 31, 1997.

            (b) Schedule 2.1 of the October 1996 Credit Agreement is hereby revised by adding eligibility factors for Eligible Inventory (as that term is defined in the October 1996 Credit Agreement) for the months of January through March, 1997, as follows:


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            "101 1/4% for the month of January, 1997.
            "100% for the month of February, 1997.
            "98 3/4% for the month of March, 1997."

            (c) A new Section 9 shall be added to the October 1996 Credit Agreement to read as follows:

            "9. Additional Requirements. In the event that the amount of the Loans as outstanding from time to time ever exceeds the amount of Loans which would otherwise be permitted by the Borrowing Base by an amount of at least $300,000 (an "Overbase Amount"), then it is understood and agreed that, without the written consent of Lender, no checks will be written on the Borrower's account with Manufacturer & Traders Trust Company other than by Michael Julian, the Borrower's Secretary or Michael McCusker, the Borrower's Assistant Secretary. It is further understood and agreed that at the time that the Overbase Amount again falls below $300,000, then checks may be written on the M&T Account by any authorized signatory."

      3. Lender hereby waives any non-compliance which may have existed with regard to the Borrowing Base for the period between November 18, 1996, the date of Amendment No. 1, and December 10, 1996, the date of this Amendment No. 2.

      4. Except as amended by this Amendment No. 2, the terms and conditions of the October 1996 Credit Agreement are hereby reaffirmed in their entirety.

      IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered by the proper and duly authorized officers as of the date first above written.


                                            /s/Joseph M. Lobozzo II
                                            ------------------------------------
                                            Joseph M. Lobozzo II


                                            DELTA COMPUTEC INC.

                                            By: /s/ John DeVito
                                               ---------------------------------
                                                John DeVito, President


                                            DELTA DATA NET, INC.

                                            By: /s/ John DeVito
                                               ---------------------------------
                                                John DeVito, President


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